[EATON VANCE LOGO]                                                   [EDUCATION]





        Annual Report September 30, 2002



                                   EATON VANCE
                                    NATIONAL
[HIGHWAY]                          MUNICIPALS
                                      FUND

[BRIDGE]

                       IMPORTANT NOTICE REGARDING DELIVERY
                            OF SHAREHOLDER DOCUMENTS

    The Securities and Exchange Commission (SEC) permits mutual funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

    EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

    If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

    Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

EATON VANCE NATIONAL MUNICIPALS FUND as of September 30, 2002
--------------------------------------------------------------------------------
L E T T E R   T O   S H A R E H O L D E R S
--------------------------------------------------------------------------------

[PHOTO OF THOMAS    Of the many variables confronting the municipal bond
J. FETTER]          investor, few are as crucial to performance as maintaining good call protection. Most municipal bonds include call provisions, which outline the terms under which the bond issuer can redeem the bond prior to its stated maturity
                    While these provisions increase the issuer's financial
flexibility, they create an ongoing challenge for municipal bond investors.

Call protection is critical to delivering a consistent dividend...

Fund dividends are affected by changes in the prevailing interest rate level; thus, as rates decline, fund dividends understandably reflect those fluctuations. Call provisions permit bond issuers to refinance their outstanding debt, under specific terms and timing, in much the same way a homeowner refinances a mortgage. Not surprisingly, these calls can be disruptive for investors, who may be forced to reinvest the proceeds of a called bond at lower interest rates. Therefore, prudent investors strive to maintain adequate call protection in an effort to insulate the portfolio from these untimely disruptions and thereby provide a more predictable income stream.

Ample call protection enhances the
potential for capital appreciation...

Price performance is another compelling reason to maintain adequate call protection. As most investors know, bond prices rise as interest rates decline. That is, bond investors will pay more for a bond as interest rates fall below the bond's existing coupon. Because it responds to declining rates, such a bond is said to have "positive convexity."

However, investors will NOT pay as much for a bond -- even if rates are falling -- if that bond is likely to be called. As a bond approaches the point where it is likely to be called, it tends to trade nearer its call price, usually par or a modest premium. As a result, this tends to impede the callable bond's upside performance. In effect, the callable bond has lost its positive convexity and is now said to have "negative convexity," meaning it will be significantly less responsive to declining interest rates.

[CHART]

CALL PROTECTION IMPROVES PERFORMANCE CHARACTERISTICS

RISING
PRICE
DECLINING

A-B: PERFORMANCE TENDENCY OF NON-CALLABLE BOND
A-C: PERFORMANCE TENDENCY OF CALLABLE BOND

B
C
Y*
A

DECLINING
INTEREST RATES
RISING

LINES REFER TO THE PERFORMANCE CHARACTERISTICS OF A GENERIC CALLABLE BOND AND
ITS GENERIC NON-CALLABLE BOND COUNTERPART. AS INTEREST RATES DECLINE, BOND
PRICES RISE.

*Y REFERS TO THE POINT WHERE DECLINE IN INTEREST RATES MAKES A CALL
INCREASINGLY LIKELY FOR A CALLABLE BOND AND BEGINS TO IMPEDE PERFORMANCE.

The chart above demonstrates this relationship. Note that as interest rates decline to point Y -- the point where investors start to anticipate an imminent call -- the price performance of the callable bond tends to "roll-off," and thus lag that of the non-callable bond. While it is difficult to pinpoint precisely when this "roll-off" will occur, bonds with ample call protection are generally considered less susceptible to this phenomenon than bonds with waning call protection.

We believe that attention to call
protection is a major advantage of
municipal bond mutual funds...

While call features can have a profound influence on income and price performance, these nuances may be overlooked by the individual investor, a fact that can put the individual at a serious disadvantage. At Eaton Vance, call provisions remain a prime strategic consideration for our fund managers and analysts. We monitor our portfolios and individual bonds and make periodic adjustments to update call protection, as necessary. Together with diversification, in-depth research and professional management, we believe that continuously updated call protection represents yet another major advantage for the mutual fund investor.

                                         Sincerely,

                                         /s/ Thomas J. Fetter

                                         Thomas J. Fetter
                                         President
                                         November 12, 2002

--------------------------------------------------------------------------------
  MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT
      TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.
--------------------------------------------------------------------------------

EATON VANCE NATIONAL MUNICIPALS FUND as of September 30, 2002
--------------------------------------------------------------------------------
M A R K E T   R E C A P
--------------------------------------------------------------------------------

The U.S. economy continued to struggle in 2002, amid uncertainties over the direction of the financial markets and a volatile geopolitical climate. While consumer spending has been surprisingly strong, companies have remained reluctant to resume capital spending, especially in the key technology sector. In addition, issues of corporate governance and malfeasance have remained major concerns for many Americans. Finally, the possibility of military conflict looming in the Mideast has cast an uneasy pall over the financial markets.

Consumer spending has kept the lukewarm
U.S. economy afloat ...

Consumers have taken advantage of historically low interest rates and kept the economy afloat. Sales incentives have spurred some industrial sectors, such as autos, and helped reduce inventories, while dramatically lower interest rates have invigorated the housing sector. Those key sectors have likely helped the economy avert a "double-dip" recession. However, even the prodigious buying power of the U.S. consumer has its limits. The nation's Gross Domestic Product registered a meager 1.3% growth rate in the second quarter of 2002, suggesting that, while the nation has climbed out of recession, a full-scale recovery remains elusive. In order to mount a sustainable recovery, businesses -- which had dramatically cut costs to weather the recession -- must sharply increase their capital spending from current levels. Such an increase would lead to increased capacity, spurring new investment and job creation.

In response to a weak economy, the Federal
Reserve has once again turned accommodative ...

The Federal Reserve, which earlier in the year had suggested that it was poised to raise rates, has recently indicated a more accommodative bias. That shift -- together with the continued lack of inflationary pressures -- has contributed to a favorable climate for the bond market, whose prices move in the opposite direction of interest rates. For example, 10-year Treasury bond yields were at 5.39% on March 31, 2002. With increasing signs that the economy was not strengthening as expected, 10-year yields fell to 3.59% by late September 2002. Against that backdrop, the Lehman Brothers Municipal Bond Index -- a broad-based, unmanaged market index of municipal bonds -- posted an impressive 8.93% total return for the year ended September 30, 2002.*

[CHART]

MUNICIPAL BOND YIELDS SURPASSED TREASURY YIELDS

4.82%                                   7.85%
30-YEAR AAA-RATED                       TAXABLE EQUIVALENT YIELD
GENERAL OBLIGATION (GO) BONDS*          IN 38.6% TAX BRACKET

4.67%
30-YEAR TREASURY BOND

PRINCIPAL AND INTEREST PAYMENTS OF TREASURY SECURITIES ARE GUARANTEED BY THE U.S. GOVERNMENT.

*GO YIELDS ARE A COMPILATION OF A RESPRESENTATIVE VARIETY OF GENERAL OBLIGATIONS
AND ARE NOT NECESSARILY REPRESENTATIVE OF THE FUND'S YIELD. STATISTICS AS OF SEPTEMBER 30, 2002.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
SOURCE: BLOOMBERG, L.P.

Interestingly, with investors once again demonstrating their tendency to flee risk in an uncertain climate, municipal bonds have been the leading asset class in 2002, outpacing government bonds, investment-grade corporate bonds, high-yield bonds and the equity markets, which registered sharp declines for the third consecutive year.

Amid continuing economic concerns, we believe the outlook for bonds is favorable ...

Given the dampened expectations for economic growth in the coming year, we believe that the outlook for bonds is fairly constructive. In addition to moderate inflation and lower interest rates, the municipal market is likely to be buoyed by the failure to enact permanent tax cut proposals. Finally, municipal bonds remain a favored investment vehicle for investors seeking quality in troubled times. Thus, while the markets still face many uncertainties, the municipal market remains a safe harbor for many investors. We are confident that municipal bonds can play a valuable role in the portfolios of quality- and tax-conscious investors.

*It is not possible to invest directly in an Index.

EATON VANCE NATIONAL MUNICIPALS FUND as of September 30, 2002
--------------------------------------------------------------------------------
M A N A G E M E N T   D I S C U S S I O N
--------------------------------------------------------------------------------

AN INTERVIEW WITH THOMAS M. METZOLD, VICE PRESIDENT AND
PORTFOLIO MANAGER OF NATIONAL MUNICIPALS PORTFOLIO

Q:   TOM, HOW DID THE FUND PERFORM OVER THE PAST           [PHOTO OF THOMAS
     12 MONTHS?                                               M. METZOLD]

A:   The Fund performed strongly for the year ended
     September 30, 2002, outperforming its benchmark       Thomas M. Metzold
     index. Let me provide the details. Eaton Vance        Portfolio Manager
     National Municipals Fund Class A shares had a total return of 9.84% for the year ended
     September 30, 2002, the result of an increase in net asset value (NAV) from $10.55 on September 30, 2001, to $10.92 on September 30, 2002.(1) Class B
     shares had a total return of 9.30% for the same period, the result of an increase in NAV from $9.85 to $10.19.(1) Class C shares had a total return of 9.02% for the same period, the result of an increase in NAV from $9.38 to $9.71.(1) Class I shares had a total return of 10.05% for the same period, the result of an increase in NAV from $9.77 to $10.11.(1)

     For comparison, during the year ended September 30, 2002, the Fund's benchmark index, the Lehman Brothers Municipal Bond Index, posted a total return of 8.93%.(2)

     The Fund paid its shareholders monthly income dividends totalling $0.620 per share for Class A shares, $0.536 for Class B shares, $0.480 for Class C shares, and $0.595 for Class I shares.(3) Based on the Fund's most recent distribution and its NAV per share on September 30, 2002, the Fund's annualized distribution rates were 5.86% for Class A, 5.50% for Class B, 5.17% for Class C, and 6.08% for Class I.(4) These distribution rates are equivalent to taxable rates of 9.54% for Class A, 8.96% for Class B, 8.42% for Class C, and 9.90% for Class I.(5)

     The SEC 30-day yields on that date were 5.74% for Class A, 5.58% for Class B, 5.28% for Class C, and 6.27% for Class I.(6) The SEC 30-day yields are equivalent to taxable yields of 9.35% for Class A, 9.09% for Class B, 8.60% for Class C, and 10.21% for Class I.(5)

Q:   WHAT FACTORS ACCOUNTED FOR THE FUND'S STRONG PERFORMANCE?

A: The Portfolio benefited from a combination of low interest rates and a perceived "flight to quality" away from a punishing equity market, which helped make municipal bonds the leading asset class of 2002.

     The diversity of the Portfolio was also a factor. We invested in both high-quality and higher-income bonds, balancing a significant number of higher-rated bonds with lower-rated bonds, which provided the Portfolio with an excellent flow of income for the period.

--------------------------------------------------------------------------------
FUND INFORMATION
AS OF SEPTEMBER 30, 2002

PERFORMANCE(1)                   CLASS A      CLASS B      CLASS C      CLASS I
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                          9.84%        9.30%        9.02%       10.05%
Five Years                        5.42         4.79         4.56         N.A.
Ten Years                         N.A.         6.26         N.A.         N.A.
Life of Fund+                     7.39         6.81         5.12         6.74

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                          4.59%        4.30%        8.02%       10.05%
Five Years                        4.40         4.47         4.56         N.A.
Ten Years                         N.A.         6.26         N.A.         N.A.
Life of Fund+                     6.77         6.81         5.12         6.74

+Inception Dates -- Class A: 4/5/94; Class B: 12/19/85; Class C: 12/3/93; Class
I: 7/1/99

(1) Returns are historical and are calculated by determining the percentage change in NAV with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4%
    - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects a 1% CDSC. Class Igenerally has no sales charge.

(2) It is not possible to invest directly in an Index.

(3) A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax. Income may be subject to state and local tax.

(4) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution rate per share (annualized) by the NAV.

(5) Taxable-equivalent rates assume maximum 38.6% federal income tax rate. A lower rate would result in lower tax-equivalent figures.

(6) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Yield will vary.

     Call protection remained a priority of the Portfolio. We sought to eliminate bonds with poor call features in favor of those with more call protection, and have done so on an ongoing basis. Maintaining adequate call protection allows bonds to participate more fully in market rallies, so this aided performance as well.

Q:   WHAT WERE SOME OF THE AREAS IN WHICH THE PORTFOLIO WAS INVESTED?

A: Escrowed bonds were among the Portfolio's largest investments. Because the bonds are pre-refunded to their approaching call dates or maturity and are backed by Treasury bonds, they are generally considered to be of higher quality. Historically, they have tended to perform well in a positive market environment while providing above-average income.

     Industrial development revenue bonds were the Portfolio's second-largest sector weighting at September 30, 2002. The Portfolio was well-served by broad diversification, which also included defensive issues. While impacted by the slower economy, cyclical issues have generally stabilized and should be poised to perform well in an eventual economic recovery.

     Amid narrow quality spreads, the Portfolio found opportunities among bonds in the nursing home and senior living sectors. Used to finance alternative health care solutions, these research-intensive bonds historically have carried very attractive coupons.

Q:   WHAT IS THE FORECAST FOR THE MUNICIPALS MARKET IN THE NEAR FUTURE?

A: One can never really predict the future in investing, especially in these economically and geopolitically uncertain times.We remain committed to our long-term management style, which emphasizes strong research. We continue to analyze bonds from a fundamental perspective, and when the credit quality of a particular bond is attractive to us, we are willing to withstand some short-term price fluctuation.

     Overall, the outlook for bonds is fairly constructive. Inflation, the main nemesis of fixed-income investors, seems likely to remain well under control for the foreseeable future. With the uncertain economy and continuing global concerns, we believe that municipal bonds continue to merit strong consideration among prudent investors, especially given the extreme volatility in equities of late. Munis remain a key component of a well-balanced investment portfolio, historically offering a significant advantage over taxable-equivalent yields among bond investments, especially for investors in the upper tax brackets.

FIVE LARGEST SECTOR POSITIONS+
--------------------------------------------------------------------------------
BY TOTAL NET ASSETS

[CHART]

ESCROWED/PREREFUNDED               18.7%
INDUSTRIAL DEVELOPMENT REVENUE     12.1%
SENIOR LIVING/LIFE CARE             7.4%
INSURED TRANSPORTATION*             5.6%
HOUSING                             5.6%

*PRIVATE INSURANCE DOES NOT REMOVE THE INTEREST RATE RISKS ASSOCIATED WITH THESE INVESTMENTS.

RATING DISTRIBUTION+
--------------------------------------------------------------------------------
BY TOTAL NET ASSETS

[CHART]

NON-RATED   22.5%
AAA         46.0%
AA           7.1%
A            9.0%
BBB         13.8%
BB           0.8%
B            0.7%
CCC          0.1%

+Portfolio Sector Positions and Rating Distribution are subject to change.

EATON VANCE NATIONAL MUNICIPALS FUND as of September 30, 2002
--------------------------------------------------------------------------------
P E R F O R M A N C E
--------------------------------------------------------------------------------

[PLOT POINTS FOR GRAPH]

          EATON VANCE NATIONAL MUNICIPAL FUND--CLASS B
                           12/19/85

               FUND            FUND         LEHMAN BROTHER
             VALUE AT        VALUE WITH     MUNICIPAL BOND
   DATE         NAV         SALES CHARGE        INDEX
---------------------------------------------------------------
  9/30/92      10,000           N/A             10,000
 10/31/92       9,739                            9,902
 11/30/92      10,065                           10,079
 12/31/92      10,160                           10,182
  1/31/93      10,260                           10,300
  2/28/93      10,750                           10,673
  3/31/93      10,581                           10,560
  4/30/93      10,734                           10,667
  5/31/93      10,838                           10,726
  6/30/93      11,053                           10,906
  7/31/93      11,078                           10,920
  8/31/93      11,334                           11,147
  9/30/93      11,490                           11,274
 10/31/93      11,548                           11,296
 11/30/93      11,422                           11,196
 12/31/93      11,645                           11,433
  1/31/94      11,810                           11,563
  2/28/94      11,521                           11,264
  3/31/94      10,867                           10,805
  4/30/94      10,927                           10,897
  5/31/94      11,022                           10,991
  6/30/94      10,931                           10,924
  7/31/94      11,161                           11,124
  8/31/94      11,177                           11,163
  9/30/94      10,936                           10,999
 10/31/94      10,731                           10,804
 11/30/94      10,439                           10,608
 12/31/94      10,705                           10,842
  1/31/95      11,095                           11,152
  2/28/95      11,472                           11,476
  3/31/95      11,536                           11,608
  4/30/95      11,549                           11,622
  5/31/95      12,000                           11,992
  6/30/95      11,876                           11,888
  7/31/95      11,900                           12,000
  8/31/95      12,042                           12,152
  9/30/95      12,101                           12,229
 10/31/95      12,321                           12,407
 11/30/95      12,640                           12,613
 12/31/95      12,824                           12,734
  1/31/96      12,873                           12,830
  2/29/96      12,754                           12,744
  3/31/96      12,467                           12,581
  4/30/96      12,374                           12,545
  5/31/96      12,430                           12,540
  6/30/96      12,571                           12,677
  7/31/96      12,677                           12,792
  8/31/96      12,723                           12,789
  9/30/96      12,928                           12,968
 10/31/96      13,089                           13,114
 11/30/96      13,322                           13,354
 12/31/96      13,291                           13,298
  1/31/97      13,272                           13,323
  2/28/97      13,407                           13,446
  3/31/97      13,208                           13,266
  4/30/97      13,321                           13,377
  5/31/97      13,517                           13,579
  6/30/97      13,868                           13,723
  7/31/97      14,474                           14,103
  8/31/97      14,278                           13,971
  9/30/97      14,522                           14,137
 10/31/97      14,655                           14,228
 11/30/97      14,724                           14,312
 12/31/97      15,006                           14,521
  1/31/98      15,184                           14,670
  2/28/98      15,238                           14,675
  3/31/98      15,266                           14,688
  4/30/98      15,144                           14,622
  5/31/98      15,364                           14,853
  6/30/98      15,415                           14,911
  7/31/98      15,392                           14,949
  8/31/98      15,636                           15,180
  9/30/98      15,770                           15,369
 10/31/98      15,702                           15,369
 11/30/98      15,726                           15,422
 12/31/98      15,728                           15,461
  1/31/99      15,882                           15,645
  2/28/99      15,756                           15,577
  3/31/99      15,737                           15,598
  4/30/99      15,786                           15,637
  5/31/99      15,658                           15,547
  6/30/99      15,284                           15,323
  7/31/99      15,225                           15,379
  8/31/99      14,945                           15,256
  9/30/99      14,841                           15,262
 10/31/99      14,538                           15,097
 11/30/99      14,649                           15,257
 12/31/99      14,391                           15,143
  1/31/00      14,156                           15,077
  2/29/00      14,450                           15,253
  3/31/00      14,889                           15,586
  4/30/00      14,726                           15,494
  5/31/00      14,509                           15,413
  6/30/00      14,992                           15,822
  7/31/00      15,246                           16,042
  8/31/00      15,493                           16,289
  9/30/00      15,393                           16,204
 10/31/00      15,502                           16,381
 11/30/00      15,575                           16,505
 12/31/00      16,039                           16,913
  1/31/01      15,969                           17,080
  2/28/01      16,125                           17,135
  3/31/01      16,259                           17,288
  4/30/01      15,940                           17,101
  5/31/01      16,145                           17,285
  6/30/01      16,337                           17,401
  7/31/01      16,683                           17,658
  8/31/01      17,078                           17,949
  9/30/01      16,787                           17,889
 10/31/01      16,802                           18,093
 11/30/01      16,708                           17,950
 12/31/01      16,530                           17,780
  1/31/02      16,723                           18,088
  2/28/02      16,906                           18,306
  3/31/02      16,558                           17,947
  4/30/02      16,812                           18,298
  5/31/02      16,872                           18,409
  6/30/02      17,083                           18,604
  7/31/02      17,567                           18,843
  8/31/02      17,848                           19,070
  9/30/02      18,349                           19,487


PERFORMANCE**                    CLASS A      CLASS B      CLASS C      CLASS I
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                          9.84%        9.30%        9.02%       10.05%
Five Years                        5.42         4.79         4.56         N.A.
Ten Years                         N.A.         6.26         N.A.         N.A.
Life of Fund+                     7.39         6.81         5.12         6.74

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                          4.59%        4.30%        8.02%       10.05%
Five Years                        4.40         4.47         4.56         N.A.
Ten Years                         N.A.         6.26         N.A.         N.A.
Life of Fund+                     6.77         6.81         5.12         6.74

+Inception Dates - Class A: 4/5/94; Class B: 12/19/85; Class C: 12/3/93; Class
I: 7/1/99

* Source: TowersData, Bethesda, MD. Investment operations commenced 12/19/85. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

    The chart compares the Fund's total return with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index of municipal bonds. Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund (Class B) and in the Lehman Brothers Municipal Bond Index. An investment in the Fund's Class A shares on 4/5/94 at net asset value would have grown to $18,318 on September 30, 2002, $17,446 including applicable sales charge. An investment in the Fund's Class C shares on 12/3/93 at net asset value would have grown to $15,536 on September 30, 2002. An investment in the Fund's Class I shares on 7/1/99 at net asset value would have grown to $12,363 on September 30, 2002. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Index's total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

** Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

-------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 99.24% of the total dividends paid by the Fund from net investment income during the fiscal year ended September 30, 2002 was designated as an exempt-interest dividend.
-------------------------------------------------------------------------------

EATON VANCE NATIONAL MUNICIPALS FUND AS OF SEPTEMBER 30, 2002

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF SEPTEMBER 30, 2002
Assets
--------------------------------------------------------
Investment in National Municipals
   Portfolio, at value
   (identified cost, $1,873,585,649)      $1,989,068,058
Receivable for Fund shares sold                5,888,645
--------------------------------------------------------
TOTAL ASSETS                              $1,994,956,703
--------------------------------------------------------
Liabilities
--------------------------------------------------------
Payable for Fund shares redeemed          $    5,406,935
Dividends payable                              4,537,356
Payable to affiliate for distribution
   and service fees                              691,125
Payable to affiliate for Trustees' fees              270
Accrued expenses                                 460,110
--------------------------------------------------------
TOTAL LIABILITIES                         $   11,095,796
--------------------------------------------------------
NET ASSETS                                $1,983,860,907
--------------------------------------------------------
Sources of Net Assets
--------------------------------------------------------
Paid-in capital                           $1,888,540,186
Accumulated net realized loss from
   Portfolio (computed on the basis of
   identified cost)                          (22,007,709)
Accumulated undistributed net investment
   income                                      1,846,021
Net unrealized appreciation from
   Portfolio (computed on the basis of
   identified cost)                          115,482,409
--------------------------------------------------------
TOTAL                                     $1,983,860,907
--------------------------------------------------------
Class A Shares
--------------------------------------------------------
NET ASSETS                                $  213,455,987
SHARES OUTSTANDING                            19,552,341
NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $        10.92
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 95.25 of $10.92)      $        11.46
--------------------------------------------------------
Class B Shares
--------------------------------------------------------
NET ASSETS                                $1,582,772,475
SHARES OUTSTANDING                           155,275,745
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $        10.19
--------------------------------------------------------
Class C Shares
--------------------------------------------------------
NET ASSETS                                $  185,439,451
SHARES OUTSTANDING                            19,093,647
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $         9.71
--------------------------------------------------------
Class I Shares
--------------------------------------------------------
NET ASSETS                                $    2,192,994
SHARES OUTSTANDING                               216,809
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $        10.11
--------------------------------------------------------

 On sales of $25,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2002
Investment Income
------------------------------------------------------
Interest allocated from Portfolio         $131,415,676
Expenses allocated from Portfolio           (8,863,090)
------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO      $122,552,586
------------------------------------------------------
Expenses
------------------------------------------------------
Trustees' fees and expenses               $      4,357
Distribution and service fees
   Class A                                     467,745
   Class B                                  10,123,036
   Class C                                   1,504,723
Transfer and dividend disbursing agent
   fees                                      1,208,461
Registration fees                              114,720
Printing and postage                           107,726
Legal and accounting services                   57,283
Custodian fee                                   20,394
Miscellaneous                                   64,703
------------------------------------------------------
TOTAL EXPENSES                            $ 13,673,148
------------------------------------------------------

NET INVESTMENT INCOME                     $108,879,438
------------------------------------------------------
Realized and Unrealized Gain (Loss) from Portfolio
------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $  2,396,086
   Financial futures contracts               3,358,531
   Interest rate swap contracts               (229,274)
------------------------------------------------------
NET REALIZED GAIN                         $  5,525,343
------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $ 60,073,113
   Financial futures contracts                  96,749
   Shortfall and forebearance agreement     (2,760,345)
   Interest rate swap contracts             (2,103,692)
------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $ 55,305,825
------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN          $ 60,831,168
------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $169,710,606
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE NATIONAL MUNICIPALS FUND AS OF SEPTEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET                YEAR ENDED          YEAR ENDED
ASSETS                                    SEPTEMBER 30, 2002  SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
From operations --
   Net investment income                  $      108,879,438  $       99,432,818
   Net realized gain (loss)                        5,525,343          (5,493,377)
   Net change in unrealized appreciation
      (depreciation)                              55,305,825          59,430,408
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $      169,710,606  $      153,369,849
--------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                             $      (11,151,279) $      (10,546,084)
      Class B                                    (83,671,199)        (83,141,458)
      Class C                                     (7,841,681)         (6,073,877)
      Class I                                        (83,031)            (46,928)
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS       $     (102,747,190) $      (99,808,347)
--------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                             $      100,672,310  $       66,866,909
      Class B                                    151,646,630         143,302,858
      Class C                                     70,339,164          49,677,955
      Class I                                      1,701,641             508,350
   Issued in reorganization of Texas
      Municipals Fund
      Class A                                        451,237                  --
      Class B                                      8,655,100                  --
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                      3,790,767           3,724,778
      Class B                                     27,571,658          27,696,850
      Class C                                      3,792,676           2,968,309
      Class I                                         24,301              17,831
   Cost of shares redeemed
      Class A                                    (80,285,130)        (68,503,041)
      Class B                                   (184,340,344)       (174,448,093)
      Class C                                    (31,438,319)        (24,289,062)
      Class I                                        (33,614)           (769,769)
   Contingent deferred sales charges
      Class B                                        844,893             546,297
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                     $       73,392,970  $       27,300,172
--------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $      140,356,386  $       80,861,674
--------------------------------------------------------------------------------
Net Assets
--------------------------------------------------------------------------------
At beginning of year                      $    1,843,504,521  $    1,762,642,847
--------------------------------------------------------------------------------
AT END OF YEAR                            $    1,983,860,907  $    1,843,504,521
--------------------------------------------------------------------------------
Accumulated undistributed
net investment income
(loss) included in net assets
--------------------------------------------------------------------------------
AT END OF YEAR                            $        1,846,021  $       (3,658,198)
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE NATIONAL MUNICIPALS FUND AS OF SEPTEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                  CLASS A
                                  ------------------------------------------------------------------------
                                                          YEAR ENDED SEPTEMBER 30,
                                  ------------------------------------------------------------------------
                                      2002(1)(2)          2001         2000(2)        1999         1998
----------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $ 10.550         $ 10.230      $ 10.440      $ 11.650     $ 11.260
----------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------
Net investment income                  $  0.656         $  0.618      $  0.629      $  0.636     $  0.644
Net realized and unrealized
   gain (loss)                            0.334            0.312        (0.200)       (1.209)       0.398
----------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $  0.990         $  0.930      $  0.429      $ (0.573)    $  1.042
----------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------
From net investment income             $ (0.620)        $ (0.610)     $ (0.639)     $ (0.637)    $ (0.652)
----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $ (0.620)        $ (0.610)     $ (0.639)     $ (0.637)    $ (0.652)
----------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $ 10.920         $ 10.550      $ 10.230      $ 10.440     $ 11.650
----------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                            9.84%            9.33%         4.39%        (5.14)%       9.49%
----------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $213,456         $181,600      $174,024      $211,206     $146,067
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                             0.83%            0.83%         0.66%         0.71%        0.71%
   Expenses after custodian
      fee reduction(4)                     0.82%            0.82%         0.65%         0.69%        0.69%
   Net investment income                   6.31%            5.92%         6.23%         5.67%        5.60%
Portfolio Turnover of the
   Portfolio                                 32%              20%           41%           60%          28%
----------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $0.003, decrease net realized and unrealized gains per share by $0.003 and increase the ratio of net investment income to average net assets from 6.28% to 6.31%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE NATIONAL MUNICIPALS FUND AS OF SEPTEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                     CLASS B
                                  ------------------------------------------------------------------------------
                                                             YEAR ENDED SEPTEMBER 30,
                                  ------------------------------------------------------------------------------
                                      2002(1)(2)           2001          2000(2)         1999           1998
----------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                            $    9.850        $    9.550     $    9.740     $   10.870     $   10.530
----------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------
Net investment income                 $    0.572        $    0.541     $    0.532     $    0.508     $    0.523
Net realized and unrealized
   gain (loss)                             0.303             0.300         (0.188)        (1.126)         0.361
----------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                         $    0.875        $    0.841     $    0.344     $   (0.618)    $    0.884
----------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------
From net investment income            $   (0.540)       $   (0.545)    $   (0.534)    $   (0.512)    $   (0.544)
----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                   $   (0.540)       $   (0.545)    $   (0.534)    $   (0.512)    $   (0.544)
----------------------------------------------------------------------------------------------------------------

CONTINGENT DEFERRED SALES
   CHARGES                            $    0.005        $    0.004     $       --     $       --     $       --
----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR        $   10.190        $    9.850     $    9.550     $    9.740     $   10.870
----------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                             9.30%             9.06%          3.72%         (5.90)%         8.60%
----------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                           $1,582,772        $1,525,303     $1,483,566     $1,764,616     $2,071,078
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                              1.25%             1.26%          1.25%          1.53%          1.53%
   Expenses after custodian
      fee reduction(4)                      1.24%             1.25%          1.24%          1.51%          1.51%
   Net investment income                    5.89%             5.49%          5.63%          4.86%          4.87%
Portfolio Turnover of the
   Portfolio                                  32%               20%            41%            60%            28%
----------------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $0.003, decrease net realized and unrealized gains per share by $0.003 and increase the ratio of net investment income to average net assets from 5.86% to 5.89%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE NATIONAL MUNICIPALS FUND AS OF SEPTEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                  CLASS C
                                  ------------------------------------------------------------------------
                                                          YEAR ENDED SEPTEMBER 30,
                                  ------------------------------------------------------------------------
                                      2002(1)(2)          2001         2000(2)        1999         1998
----------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $  9.380         $  9.100      $  9.280      $ 10.350     $ 10.010
----------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------
Net investment income                  $  0.515         $  0.478      $  0.477      $  0.482     $  0.493
Net realized and unrealized
   gain (loss)                            0.297            0.274        (0.175)       (1.073)       0.349
----------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $  0.812         $  0.752      $  0.302      $ (0.591)    $  0.842
----------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------
From net investment income             $ (0.482)        $ (0.472)     $ (0.482)     $ (0.479)    $ (0.502)
----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $ (0.482)        $ (0.472)     $ (0.482)     $ (0.479)    $ (0.502)
----------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $  9.710         $  9.380      $  9.100      $  9.280     $ 10.350
----------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                            9.02%            8.47%         3.46%        (5.92)%       8.59%
----------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $185,439         $136,213      $104,455      $140,182     $122,839
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                             1.57%            1.59%         1.58%         1.54%        1.54%
   Expenses after custodian
      fee reduction(4)                     1.56%            1.58%         1.57%         1.52%        1.52%
   Net investment income                   5.56%            5.16%         5.31%         4.84%        4.83%
Portfolio Turnover of the
   Portfolio                                 32%              20%           41%           60%          28%
----------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $0.003, decrease net realized and unrealized gains per share by $0.003 and increase the ratio of net investment income to average net assets from 5.53% to 5.56%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE NATIONAL MUNICIPALS FUND AS OF SEPTEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                             CLASS I
                                  -------------------------------------------------------------
                                                    YEAR ENDED SEPTEMBER 30,
                                  -------------------------------------------------------------
                                      2002(1)(2)          2001         2000(2)        1999(3)
-----------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $  9.770         $  9.460      $  9.610       $ 10.000
-----------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------
Net investment income                  $  0.637         $  0.604      $  0.557       $  0.149
Net realized and unrealized
   gain (loss)                            0.298            0.291        (0.107)        (0.390)
-----------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $  0.935         $  0.895      $  0.450       $ (0.241)
-----------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------
From net investment income             $ (0.595)        $ (0.585)     $ (0.600)      $ (0.149)
-----------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $ (0.595)        $ (0.585)     $ (0.600)      $ (0.149)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $ 10.110         $  9.770      $  9.460       $  9.610
-----------------------------------------------------------------------------------------------

TOTAL RETURN(4)                           10.05%            9.71%         4.96%         (2.44)%
-----------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $  2,193         $    389      $    598       $    468
Ratios (As a percentage of
   average daily net assets):
   Expenses(5)                             0.57%            0.58%         0.57%          0.55%(6)
   Expenses after custodian
      fee reduction(5)                     0.56%            0.57%         0.56%          0.53%(6)
   Net investment income                   6.60%            6.22%         5.87%          6.12%(6)
Portfolio Turnover of the
   Portfolio                                 32%              20%           41%            60%
-----------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $0.003, decrease net realized and unrealized gains per share by $0.003 and increase the ratio of net investment income to average net assets from 6.57% to 6.60%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) For the period from the commencement of offering of Class I shares, July 1, 1999, to September 30, 1999.
 (4) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (5)  Includes the Fund's share of the Portfolio's allocated expenses.
 (6)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE NATIONAL MUNICIPALS FUND AS OF SEPTEMBER 30, 2002

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance National Municipals Fund (the Fund) is a diversified series of Eaton Vance Municipals Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Class I shares are sold at net asset value to certain institutional investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in National Municipals Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at September 30, 2002). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 B Income -- The Fund's net investment income consists of the Fund's pro-rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America. Effective October 1, 2001, the Portfolio adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on fixed-income securities using the interest method of amortization. Prior to October 1, 2001, the Portfolio amortized premiums on fixed-income securities using the proportional method of amortization. The cumulative effect of this accounting change had no impact on the Fund's net assets, but resulted in a $6,029,144 increase in undistributed net investment income and a corresponding $6,029,144 decrease in unrealized appreciation.

   The effect of this change for the year ended September 30, 2002 was an increase in net investment income of $628,029, a decrease of net realized gain of $17,513 and a decrease in net unrealized appreciation of $610,516.

 C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable, if any, and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At September 30, 2002, the Fund, for federal income tax purposes, had a capital loss carryover of $26,116,980 which will reduce the taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. A portion of such capital loss carryover was acquired through a Fund Reorganization and may be subject to certain limitations. Such capital loss carryover will expire on September 30, 2009 ($24,723,551), and September 30, 2008 ($1,393,429). Dividends paid by the Fund from net tax-exempt interest on municipal bonds allocated from the Portfolio are not includable by shareholders as gross income for federal income tax purposes because the Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

   Additionally, at September 30, 2002, the Fund had net capital losses of $3,065,193 attributable to security transactions incurred after October 31, 2001. These capital losses are treated as arising on the first day of the Fund's next taxable year.

EATON VANCE NATIONAL MUNICIPALS FUND AS OF SEPTEMBER 30, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

 D Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 E Other -- Investment transactions are accounted for on a trade-date basis.

 F Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.
 G Reclassifications -- Certain prior year amounts have been reclassified to conform to the current year presentation.

2 Distributions to Shareholders
-------------------------------------------
   The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Shares of Beneficial Interest
-------------------------------------------
   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                               YEAR ENDED SEPTEMBER 30,
                                              --------------------------
    CLASS A                                       2002          2001
    --------------------------------------------------------------------
    Sales                                       9,624,546     6,394,019
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  365,661       357,179
    Redemptions                                (7,697,227)   (6,553,378)
    Issued to Eaton Vance Texas Municipals
     Fund Shareholders                             43,976            --
    --------------------------------------------------------------------
    NET INCREASE                                2,336,956       197,820
    --------------------------------------------------------------------

                                               YEAR ENDED SEPTEMBER 30,
                                              --------------------------
    CLASS B                                       2002          2001
    --------------------------------------------------------------------
    Sales                                      15,628,549    14,678,738
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                2,838,054     2,843,248
    Redemptions                               (19,004,812)  (17,926,377)
    Issued to Eaton Vance Texas Municipals
     Fund Shareholders                            904,289            --
    --------------------------------------------------------------------
    NET INCREASE (DECREASE)                       366,080      (404,391)
    --------------------------------------------------------------------

                                               YEAR ENDED SEPTEMBER 30,
                                              --------------------------
    CLASS C                                       2002          2001
    --------------------------------------------------------------------
    Sales                                       7,575,973     5,328,446
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  409,400       319,208
    Redemptions                                (3,406,347)   (2,616,083)
    --------------------------------------------------------------------
    NET INCREASE                                4,579,026     3,031,571
    --------------------------------------------------------------------

                                               YEAR ENDED SEPTEMBER 30,
                                              --------------------------
    CLASS I                                       2002          2001
    --------------------------------------------------------------------
    Sales                                         178,017        52,511
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                    2,515         1,853
    Redemptions                                    (3,473)      (77,854)
    --------------------------------------------------------------------
    NET INCREASE (DECREASE)                       177,059       (23,490)
    --------------------------------------------------------------------

EATON VANCE NATIONAL MUNICIPALS FUND AS OF SEPTEMBER 30, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

4 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   Eaton Vance Management (EVM) serves as the Administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $58,781 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2002.

   Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5 Distribution and Service Plans
-------------------------------------------
   The Fund has in effect distribution plans for Class B (Class B Plan) and Class C (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $6,363,074 and $1,128,542 for Class B and Class C shares, respectively, to or payable to EVD for the year ended September 30, 2002, representing 0.42% and 0.75% of the average daily net assets for Class B and Class C shares, respectively. At
   September 30, 2002, the amount of Uncovered Distribution Charges EVD calculated under the Plans was approximately $22,086,000 for Class C shares. There were no Uncovered Distribution Charges for Class B shares at
   September 30, 2002.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A, Class B, and Class C shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended September 30, 2002 amounted to $467,745, $3,759,962 and $376,181, for Class A, Class B and Class C shares, respectively.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Distribution Plan (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $65,000 of CDSC paid by shareholders for Class C shares for the year ended September 30, 2002. EVD also received approximately $1,216,000 of CDSC paid by Class B shareholders of which $844,893 was paid directly to the Fund for days when no Uncovered Distribution Charges existed.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in the Fund's investment in the National Municipals Portfolio aggregated $332,287,220 and $373,630,620 respectively, for the year ended September 30, 2002.

EATON VANCE NATIONAL MUNICIPALS FUND AS OF SEPTEMBER 30, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

8 Transfer of Net Assets
-------------------------------------------
   Prior to the opening of business on December 10, 2001, the Fund acquired the net assets of Eaton Vance Texas Municipals Fund pursuant to an Agreement and Plan of Reorganization dated June 18, 2001. In accordance with the agreement, the Fund issued 43,976 Class A shares and 904,289 Class B shares having a total aggregate value of $9,106,337. As a result, the fund issued .922 shares of Class A and 1.108 shares of Class B for each share of Class A and Class B of Eaton Vance Texas Municipals Fund. The transaction was structured for tax purposes to qualify as a tax free reorganization under the Internal Revenue Code. The Eaton Vance Texas Municipals Fund's net assets at the date of the transaction were $9,106,337, including $515,364 of unrealized appreciation. Directly after the merger, the combined net assets of Eaton Vance National Municipals Fund were $1,814,850,002 with a net asset value of $10.26, $9.57, $9.13 and $9.50 for Class A, Class B, Class C and Class I, respectively.

EATON VANCE NATIONAL MUNICIPALS FUND AS OF SEPTEMBER 30, 2002

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES OF EATON VANCE MUNICIPALS
TRUST AND SHAREHOLDERS OF EATON VANCE
NATIONAL MUNICIPALS FUND
---------------------------------------------

We have audited the accompanying statement of assets and liabilities of Eaton Vance National Municipals Fund (one of the series constituting Eaton Vance Municipals Trust) as of September 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 2002 and 2001 and the financial highlights for each of the years in the five-year period ended September 30, 2002. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Eaton Vance National Municipals Fund at September 30, 2002, and the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 8, 2002

NATIONAL MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2002

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 98.8%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
---------------------------------------------------------------------------
Cogeneration -- 3.2%
---------------------------------------------------------------------------
    $22,150        Maryland Energy Cogeneration, (AES
                   Warrior Run), (AMT), 7.40%, 9/1/19        $   22,668,310
      6,100        Pennsylvania EDA, (Northampton
                   Generating), (AMT), 6.50%, 1/1/13              6,217,913
     21,950        Pennsylvania EDA, (Northampton
                   Generating), (AMT), 6.60%, 1/1/19             22,405,901
      7,000        Pennsylvania EDA, (Northampton
                   Generating), Junior Liens, (AMT),
                   6.875%, 1/1/11                                 7,083,440
      5,000        Pennsylvania EDA, (Northampton
                   Generating), Junior Liens, (AMT),
                   6.95%, 1/1/21                                  5,055,900
---------------------------------------------------------------------------
                                                             $   63,431,464
---------------------------------------------------------------------------
Education -- 0.2%
---------------------------------------------------------------------------
    $ 4,130        California Educational Facilities
                   Authority, (Stanford University),
                   Variable Rate, 6/1/21(1)                  $    4,977,435
---------------------------------------------------------------------------
                                                             $    4,977,435
---------------------------------------------------------------------------
Electric Utilities -- 4.9%
---------------------------------------------------------------------------
    $12,000        Brazos River Authority, TX, (Reliant
                   Energy, Inc.), 5.20%, 12/1/18             $   11,833,920
     14,300        Clark County, NV, (Nevada Power), (AMT),
                   5.90%, 10/1/30                                12,120,823
      9,000        Connecticut Development Authority,
                   (Connecticut Light and Power),
                   5.85%, 9/1/28                                  9,502,290
     13,000        Connecticut Development Authority,
                   (Western Massachusetts Electric),
                   5.85%, 9/1/28                                 13,725,530
     22,000        Long Island Power Authority, NY,
                   Electric System Revenue,
                   5.50%, 12/1/29(2)                             22,335,720
      5,000        Matagorda County, TX, Navigation
                   District No.1, (Reliant Energy) ,
                   5.95%, 5/1/30                                  4,313,300
      8,000        North Carolina Municipal Power Agency,
                   (Catawba), 6.50%, 1/1/20                       8,770,000
     14,170        San Antonio, TX, Electric and Natural
                   Gas, 4.50%, 2/1/21                            14,073,077
---------------------------------------------------------------------------
                                                             $   96,674,660
---------------------------------------------------------------------------
Escrowed / Prerefunded -- 18.7%
---------------------------------------------------------------------------
    $ 2,400        Bexar County, TX, Health Facilities,
                   (St. Luke's Lutheran), Escrowed to
                   Maturity, 7.00%, 5/1/21                   $    3,159,144
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
---------------------------------------------------------------------------

Escrowed / Prerefunded (continued)
---------------------------------------------------------------------------
    $11,195        Colorado Health Facilities Authority,
                   (Liberty Heights), Escrowed to Maturity,
                   0.00%, 7/15/22                            $    4,183,683
    184,070        Colorado Health Facilities Authority,
                   (Liberty Heights), Escrowed to Maturity,
                   0.00%, 7/15/24                                60,982,391
    215,825        Dawson Ridge, CO, Metropolitan District
                   #1, Escrowed to Maturity,
                   0.00%, 10/1/22                                80,127,189
     11,175        Dawson Ridge, CO, Metropolitan District
                   #1, Escrowed to Maturity,
                   0.00%, 10/1/22                                 4,148,830
        500        Harris County, TX, Health Facilities
                   Development Corp., (Hermann Hospital),
                   (MBIA), Prerefunded to 10/1/04,
                   6.375%, 10/1/24                                  552,190
    101,555        Illinois Development Finance Authority,
                   (Regency Park), Escrowed to Maturity,
                   0.00%, 7/15/23                                35,679,318
     60,360        Illinois Development Finance Authority,
                   (Regency Park), Escrowed to Maturity,
                   0.00%, 7/15/25                                19,051,427
      4,650        Illinois HEFA, (Chicago Osteopathic
                   Health Systems), Escrowed to Maturity,
                   7.125%, 5/15/11                                4,854,460
      4,500        Illinois HEFA, (Chicago Osteopathic
                   Health Systems), Prerefunded to
                   11/15/19, 7.25%, 5/15/22                       4,757,040
      6,240        Kimball, NE, EDA, (Clean Harbors),
                   (AMT), Prerefunded to 9/1/06,
                   10.75%, 9/1/26                                 8,290,838
      9,665        Louisiana Public Facilities Authority,
                   (Southern Baptist Hospitals, Inc.),
                   Escrowed to Maturity, 8.00%, 5/15/12          12,068,202
      5,675        Maricopa County, AZ, IDA, (Place Five
                   and The Greenery), Escrowed to Maturity,
                   6.625%, 1/1/27                                 6,774,985
     20,505        Massachusetts Turnpike Authority,
                   Escrowed to Maturity, Variable Rate,
                   7/1/17(3)(4)                                  24,315,854
      9,500        Massachusetts Turnpike Authority,
                   Escrowed to Maturity, Variable Rate,
                   1/1/20(3)(4)                                  11,412,730
    100,000        Mississippi Housing Finance Corp.,
                   Single Family, Escrowed to Maturity,
                   (AMT), 0.00%, 6/1/15                          58,550,000
      5,915        New Jersey EDA, (Victoria Health Corp.),
                   Prerefunded to 1/1/04, 7.75%, 1/1/24           6,527,439
     46,210        San Joaquin Hills Transportation
                   Corridor Agency, CA, Toll Road Bonds,
                   Escrowed to Maturity, 0.00%, 1/1/20           21,209,928
     15,000        San Joaquin Hills Transportation
                   Corridor Agency, CA, Toll Road Bonds,
                   Escrowed to Maturity, 0.00%, 1/1/25            5,135,850

                       SEE NOTES TO FINANCIAL STATEMENTS

NATIONAL MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
---------------------------------------------------------------------------

Escrowed / Prerefunded (continued)
---------------------------------------------------------------------------
    $   500        Tarrant County, TX, (Methodist Health
                   System), Escrowed to Maturity,
                   6.00%, 9/1/24                             $      601,605
---------------------------------------------------------------------------
                                                             $  372,383,103
---------------------------------------------------------------------------
General Obligations -- 1.5%
---------------------------------------------------------------------------
    $15,500        Houston, TX, Independent School
                   District, (PSF), 4.75%, 2/15/26           $   15,488,375
     12,000        Massachusetts, 5.25%, 11/1/30                 12,737,760
        690        Texas Veterans' Housing Assistance,
                   (AMT), 6.70%, 12/1/24                            716,917
        275        Texas Veterans' Housing Assistance,
                   (AMT), 6.80%, 12/1/23                            288,780
---------------------------------------------------------------------------
                                                             $   29,231,832
---------------------------------------------------------------------------
Health Care-Miscellaneous -- 0.4%
---------------------------------------------------------------------------
    $ 1,585        Pittsfield Township, MI, EDC, (Arbor
                   Hospice), 7.875%, 8/15/27                 $    1,569,435
      3,233        Tax Revenue Exempt Securities Trust,
                   Community Health Provider, (Pooled Loan
                   Program Various States Trust
                   Certificates), 5.50%, 12/1/36                  3,229,677
      3,468        Tax Revenue Exempt Securities Trust,
                   Community Health Provider, (Pooled Loan
                   Program Various States Trust
                   Certificates), 5.875%, 12/1/36                 3,523,554
---------------------------------------------------------------------------
                                                             $    8,322,666
---------------------------------------------------------------------------
Hospital -- 5.5%
---------------------------------------------------------------------------
    $ 6,500        Arizona Health Facilities Authority,
                   (Phoenix Memorial Hospital),
                   8.20%, 6/1/21(5)                          $    1,950,130
     12,600        California Health Facilities Authority,
                   (Cedars Sinai Medical Center), Variable
                   Rate, 12/1/34(3)(4)                           15,371,496
     23,205        Colorado Health Facilities Authority,
                   (Rocky Mountain Adventist),
                   6.625%, 2/1/22                                23,945,007
      2,650        Corinth and Alcorn County, MS, (Magnolia
                   Registered Health Center),
                   5.50%, 10/1/21                                 2,528,391
      4,000        Crossville, TN, HEFA, (Cumberland
                   Medical Center), 6.75%, 11/1/12                4,089,360
      1,000        Illinois Health Facilities Authority,
                   (Holy Cross Hospital), 6.70%, 3/1/14             775,910
      2,650        Illinois Health Facilities Authority,
                   (Holy Cross Hospital), 6.75%, 3/1/24           1,888,019
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
---------------------------------------------------------------------------

Hospital (continued)
---------------------------------------------------------------------------
    $ 4,500        Indiana Health Facilities Authority,
                   (Memorial Hospital and Health Care
                   Center), 7.40%, 3/1/22                    $    4,598,325
      9,410        Louisiana Public Facilities Authority,
                   (General Health Systems),
                   6.80%, 11/1/16                                 9,436,630
     12,115        Massachusetts HEFA, (Partners Healthcare
                   System), 5.25%, 7/1/29                        12,391,222
      3,500        New Jersey Health Care Facilities
                   Financing Authority, (Trinitas
                   Hospital), 7.50%, 7/1/30                       3,852,485
      4,000        Oneida County, NY, Industrial
                   Development Agency, (Elizabeth Medical
                   Center) , 6.00%, 12/1/29                       3,587,320
      3,075        Prince George's County, MD, (Greater
                   Southeast Healthcare System),
                   6.375%, 1/1/23(5)                              1,003,065
      7,750        Rhode Island HEFA, (St. Joseph Health
                   Services), 5.50%, 10/1/29                      6,643,145
     12,500        Rochester, MN, Health Care Facilities,
                   (Mayo Clinic), Variable Rate,
                   11/15/27(3)(4)                                13,956,750
      2,565        South Dakota HEFA, (Prairie Lakes Health
                   Care), 7.25%, 4/1/22                           2,635,076
---------------------------------------------------------------------------
                                                             $  108,652,331
---------------------------------------------------------------------------
Housing -- 5.6%
---------------------------------------------------------------------------
    $ 3,000        ABAG Finance Authority, CA, (Civic
                   Center Drive Apartments), (AMT),
                   6.375%, 9/1/32                            $    3,100,889
      7,670        Arkansas Development Finance Authority,
                   MFMR, (Park Apartments), (AMT),
                   5.95%, 12/1/28                                 6,684,021
      5,435        Bexar County, TX, Housing Finance Corp.,
                   (Arboretum Apartments), (AMT),
                   6.10%, 8/1/36                                  5,013,570
      5,000        California Housing Finance Agency,
                   (AMT), Variable Rate, 8/1/23(3)                5,329,850
      6,360        California Statewide Communities
                   Development Authority, (Corporate Fund
                   for Housing), (AMT), Variable Rate,
                   6/1/09(3)(4)                                   6,250,099
        600        California Statewide Communities
                   Development Authority, (Corporate Fund
                   for Housing), (AMT), Variable Rate,
                   6/1/09(3)(4)                                     647,532
     16,000        Charter Mac Equity Trust, TN, (AMT),
                   6.625%, 6/30/09                               16,925,760
      1,890        El Paso County, TX, Housing Finance
                   Corp., (San Jose Ltd.), (AMT),
                   6.00%, 8/1/31                                  1,938,271
      3,700        El Paso County, TX, Housing Finance
                   Corp., (San Jose Ltd.), (AMT),
                   6.10%, 8/1/31                                  3,417,838

                       SEE NOTES TO FINANCIAL STATEMENTS

NATIONAL MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
---------------------------------------------------------------------------

Housing (continued)
---------------------------------------------------------------------------
    $10,770        Florida Capital Projects Financing
                   Authority, Student Housing Revenue,
                   (Florida University), 7.85%, 8/15/31      $   11,201,446
     10,205        Lake Creek, CO, (Affordable Housing
                   Corp.), 6.25%, 12/1/23                         9,699,342
      1,330        Maricopa County, AZ, IDA, (National
                   Health Facilities II), 6.375%, 1/1/19          1,251,104
      7,805        Minneapolis, MN, Community Development,
                   (Lindsay Brothers), 6.60%, 12/1/18             7,788,688
     15,555        New Hampshire Housing Finance Authority,
                   Multifamily Housing, 6.20%, 7/1/36            15,699,506
     10,590        Texas Student Housing Corp., (University
                   of Northern Texas), 6.85%, 7/1/31             10,626,959
      5,000        Virginia Housing Development Authority,
                   RITES, (AMT), Variable Rate,
                   7/1/21(3)(4)                                   5,441,400
---------------------------------------------------------------------------
                                                             $  111,016,275
---------------------------------------------------------------------------
Industrial Development Revenue -- 12.1%
---------------------------------------------------------------------------
    $ 7,285        Austin, TX, (Cargoport Development LLC),
                   (AMT), 8.30%, 10/1/21                     $    7,830,646
     10,260        Bedford County, VA, IDA, (Nekoosa
                   Packaging), (AMT), 6.55%, 12/1/25              9,012,281
      2,250        Calhoun County, AR, Solid Waste
                   Disposal, (Georgia-Pacific Corp.),
                   (AMT), 6.375%, 11/1/26                         2,000,340
      2,000        Camden County, NJ, (Holt Hauling),
                   (AMT), 9.875%, 1/1/21(5)                         989,000
      6,050        Carbon County, UT, (Laidlaw
                   Environmental), (AMT), 7.50%, 2/1/10           6,062,342
     12,450        Courtland, AL, (Champion International),
                   (AMT), 7.00%, 6/1/22                          12,723,651
      4,000        Courtland, AL, Solid Waste Disposal,
                   (Champion International Corp.), (AMT),
                   6.70%, 11/1/29                                 4,266,760
     16,000        Denver, CO, City and County Facility
                   Airport, United Airlines, (AMT),
                   6.86%, 10/1/32                                 6,560,480
     17,250        Denver, CO, City and County, (United
                   Airlines), Variable Rate,
                   10/1/32(3)(4)(6)                                       0
      2,000        Effingham County, GA, IDA, PCR, (Georgia
                   Pacific Corp.), 6.50%, 6/1/31                  1,727,860
      7,500        Effingham County, GA, Solid Waste
                   Disposal, (Fort James), (AMT),
                   5.625%, 7/1/18                                 6,134,025
     10,715        Gulf Coast, TX, Waste Disposal,
                   (Champion International), (AMT),
                   6.875%, 12/1/28                               11,088,953
      6,645        Hardeman County, TN, (Correctional
                   Facilities Corp.), 7.75%, 8/1/17               6,527,583
     27,000        Houston, TX, Airport System,
                   (Continental Airlines), 6.75%, 7/1/29         16,018,020
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
---------------------------------------------------------------------------

Industrial Development Revenue (continued)
---------------------------------------------------------------------------
    $ 5,000        Los Angeles, CA, Regional Airports
                   Improvements Corp., (Terminal Four),
                   (AMT), 7.50%, 12/1/24                     $    3,903,550
      5,000        McMinn County, TN, (Calhoun Newsprint -
                   Bowater, Inc.), (AMT), 7.40%, 12/1/22          5,018,850
     10,000        Michigan Strategic Fund, (S.D. Warren),
                   7.375%, 1/15/22                               10,182,600
     15,000        Michigan Strategic Fund, (S.D. Warren),
                   (AMT), 7.375%, 1/15/22                        15,272,550
      3,500        Michigan Strategic Fund, (S.D. Warren),
                   (AMT), 7.375%, 1/15/22                         3,563,595
     23,770        New Jersey EDA, (Continental Airlines),
                   (AMT), 6.25%, 9/15/29                         13,189,260
     17,000        New Jersey EDA, (Holt Hauling),
                   7.75%, 3/1/27                                 15,845,700
      1,500        New Jersey EDA, (Holt Hauling), (AMT),
                   7.90%, 3/1/27                                  1,398,150
     12,500        New York City, NY, Industrial
                   Development Agency, (American Airlines,
                   Inc.), (AMT), 8.50%, 8/1/28                    9,361,375
     10,000        New York City, NY, Industrial
                   Development Agency, (American Airlines,
                   Inc.-JFK International Airport), (AMT),
                   8.00%, 8/1/12                                  8,237,200
     10,000        Pennsylvania, IDA, (Sun Co.), (AMT),
                   7.60%, 12/1/24                                10,717,600
     10,000        Puerto Rico Port Authority, (American
                   Airlines), (AMT), 6.25%, 6/1/26                5,902,800
      2,585        Riverdale Village, IL, (ACME Metals,
                   Inc.), (AMT), 7.90%, 4/1/24(5)                   453,668
      2,000        Riverdale Village, IL, (ACME Metals,
                   Inc.), (AMT), 7.95%, 4/1/25(5)                   351,000
      3,917        Robbins, IL, Resource Recovery, (AMT),
                   0.00%, 10/15/09(5)                               861,836
      1,500        Robbins, IL, Resource Recovery, (AMT),
                   7.25%, 10/15/09(5)                               839,753
     26,439        Robbins, IL, Resource Recovery, (AMT),
                   7.25%, 10/15/24(5)                            11,666,133
     12,578        Robbins, IL, Resource Recovery, (AMT),
                   8.375%, 10/15/16(5)                               31,445
      4,922        Robbins, IL, Resource Recovery, (AMT),
                   8.375%, 10/15/16(5)                               12,305
      1,955        Savannah, GA, (Intercat-Savannah),
                   (AMT), 9.75%, 7/1/10                           1,914,926
      3,517        Savannah, GA, EDA, (Intercat-Savannah),
                   (AMT), 9.00%, 1/1/15                           3,339,130
      5,000        Skowhegan, ME, (S.D. Warren), (AMT),
                   6.65%, 10/15/15                                4,930,100

                       SEE NOTES TO FINANCIAL STATEMENTS

NATIONAL MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
---------------------------------------------------------------------------

Industrial Development Revenue (continued)
---------------------------------------------------------------------------
    $18,500        Valdez, AK, (British Petroleum),
                   Variable Rate, 8/1/25(3)(4)               $   19,605,005
      4,000        Yavapai County, AZ, IDA, (Citizens
                   Utilities), (AMT), 5.45%, 6/1/33               3,316,440
---------------------------------------------------------------------------
                                                             $  240,856,912
---------------------------------------------------------------------------
Insured-Cogeneration -- 0.9%
---------------------------------------------------------------------------
    $17,645        Metropolitan Government Nashville
                   Davidson County, TN, (AMBAC),
                   5.00%, 10/1/33(7)                         $   18,241,577
---------------------------------------------------------------------------
                                                             $   18,241,577
---------------------------------------------------------------------------
Insured-Education -- 0.9%
---------------------------------------------------------------------------
    $18,185        Illinois Development Finance Authority,
                   (Local Government Program-Elgin School
                   District-U46), (FSA), 0.00%, 1/1/20       $    8,022,495
        165        Puerto Rico Industrial Tourist
                   Educational Medical and Environmental,
                   DRIVERS, (MBIA), Variable Rate,
                   7/1/33(3)(4)                                     766,260
      8,600        University of Vermont and Vermont State
                   Agricultural College, (MBIA),
                   4.75%, 10/1/38                                 8,642,656
---------------------------------------------------------------------------
                                                             $   17,431,411
---------------------------------------------------------------------------
Insured-Electric Utilities -- 4.4%
---------------------------------------------------------------------------
    $11,950        Chicago, IL, (The Peoples Gas, Light and
                   Coke), (AMBAC), (AMT), Variable Rate,
                   12/1/23(3)(4)                             $   12,865,490
      5,500        Intermountain Power Agency, UT, (MBIA),
                   Variable Rate, 7/1/19(3)(4)                    8,264,740
     10,500        Philadelphia, PA, Gas Works Revenue,
                   (FSA), 5.00%, 7/1/28                          10,724,385
     18,000        Sacramento, CA, Municipal Electric
                   Utility District, (FSA), 5.00%, 8/15/28       18,834,480
     16,500        Sacramento, CA, Municipal Utility
                   District, (MBIA), Variable Rate,
                   11/15/15(3)                                   18,139,275
     10,000        South Carolina Public Service Authority,
                   DRIVERS, (FGIC), Variable Rate,
                   1/1/25(3)(4)                                  10,216,900
     15,000        Southern, MN, Municipal Power Agency,
                   Power Supply System (AMBAC),
                   0.00%, 1/1/18(7)                               7,633,650
---------------------------------------------------------------------------
                                                             $   86,678,920
---------------------------------------------------------------------------
Insured-General Obligations -- 4.6%
---------------------------------------------------------------------------
    $ 9,900        California, (AMBAC), Variable Rate,
                   11/1/19(3)(4)                             $   12,871,188
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
---------------------------------------------------------------------------

Insured-General Obligations (continued)
---------------------------------------------------------------------------
    $21,800        Chicago, IL, Board of Education, (FGIC),
                   0.00%, 12/1/23                            $    7,548,686
     16,980        Chicago, IL, Board of Education, (FGIC),
                   0.00%, 12/1/25                                 5,257,008
     14,000        Chicago, IL, Board of Education, (FGIC),
                   0.00%, 12/1/29                                 3,502,800
      3,800        Puerto Rico General Obligation, (FGIC),
                   5.00%, 7/1/32                                  3,971,304
      9,000        Puerto Rico General Obligation, (FSA),
                   5.125%, 7/1/30                                 9,461,160
      3,250        Puerto Rico General Obligation, (MBIA),
                   5.50%, 7/1/21                                  3,805,945
      6,000        Puerto Rico, (FSA), 5.25%, 7/1/27              6,398,160
      5,000        Umatilla County, OR, School District No.
                   008R, (MBIA), Variable Rate,
                   6/15/19(3)(4)                                  5,684,800
     18,860        Washington, (Motor Vehicle Fuel),
                   (MBIA), 0.00%, 6/1/20(7)                       8,143,371
     17,630        Washington, (Motor Vehicle Fuel),
                   (MBIA), 0.00%, 6/1/18(7)                       8,631,648
     18,125        Washington, (Motor Vehicle Fuel),
                   (MBIA), 0.00%, 6/1/19(7)                       8,341,669
     19,125        Washington, (Motor Vehicle Fuel),
                   (MBIA), 0.00%, 6/1/21(7)                       7,746,390
---------------------------------------------------------------------------
                                                             $   91,364,129
---------------------------------------------------------------------------
Insured-Hospital -- 1.6%
---------------------------------------------------------------------------
    $15,210        Maryland HEFA, (Medlantic/Helix Issue),
                   (AMBAC), 5.25%, 8/15/38(2)(8)             $   16,808,723
        500        Tyler County, TX, Health Facilities
                   Development Corp., (Mother Frances
                   Hospital), (FGIC), 6.50%, 7/1/22                 511,760
      9,030        Tyler, TX, Health Facility Development
                   Corp., (East Texas Medical Center),
                   (FSA), 5.375%, 11/1/27                         9,464,795
      5,000        Wisconsin HEFA, (Ministry Health Care),
                   (MBIA), 5.125%, 2/15/22                        5,199,700
---------------------------------------------------------------------------
                                                             $   31,984,978
---------------------------------------------------------------------------
Insured-Housing -- 0.4%
---------------------------------------------------------------------------
    $ 7,490        SCA Multifamily Mortgage, Industrial
                   Development Board, Hamilton County, TN,
                   (FSA), (AMT), 7.35%, 1/1/30               $    7,947,639
---------------------------------------------------------------------------
                                                             $    7,947,639
---------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

NATIONAL MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
---------------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 0.5%
---------------------------------------------------------------------------
    $34,180        Anaheim, CA, Public Financing Authority,
                   (Public Improvements) (FSA),
                   0.00%, 9/1/35                             $    6,548,546
     10,445        Castaic Lake, CA, Water Agency
                   Certificates of Participation, (Water
                   System Improvements), (AMBAC),
                   0.00%, 8/1/21                                  4,270,543
---------------------------------------------------------------------------
                                                             $   10,819,089
---------------------------------------------------------------------------
Insured-Miscellaneous -- 0.1%
---------------------------------------------------------------------------
    $25,000        Harris County - Houston, TX, Sports
                   Authority, (MBIA), 0.00%, 11/15/41        $    2,822,500
---------------------------------------------------------------------------
                                                             $    2,822,500
---------------------------------------------------------------------------
Insured-Special Tax Revenue -- 3.0%
---------------------------------------------------------------------------
    $13,305        Illinois Sports Facility Authority,
                   (AMBAC), 0.00%, 6/15/23                   $    4,746,293
     31,510        Illinois Sports Facility Authority,
                   (AMBAC), 0.00%, 6/15/24                       10,627,063
     10,000        Illinois Sports Facility Authority,
                   (AMBAC), 0.00%, 6/15/25                        3,193,700
     50,000        Metropolitan Pier and Exposition
                   Authority, (McCormick Place Expansion),
                   IL, (MBIA), 0.00%, 12/15/38                    7,876,000
    100,000        Metropolitan Pier and Exposition
                   Authority, (McCormick Place Expansion),
                   IL, (MBIA), 0.00%, 12/15/39                   14,947,000
     50,000        Metropolitan Pier and Exposition
                   Authority, (McCormick Place Expansion),
                   IL, (MBIA), 0.00%, 6/15/40                     7,253,000
      9,185        Regional Transportation Authority, LA,
                   (FGIC), 0.00%, 12/1/15                         5,088,582
     10,000        Regional Transportation Authority, LA,
                   (FGIC), 0.00%, 12/1/21                         3,839,100
        265        South Orange County, CA, Public
                   Financing Authority, (FGIC), DRIVERS,
                   Variable Rate, 8/15/15(3)(4)                   1,760,528
---------------------------------------------------------------------------
                                                             $   59,331,266
---------------------------------------------------------------------------
Insured-Transportation -- 5.6%
---------------------------------------------------------------------------
    $20,000        Central Puget Sound, WA, Transportation
                   Authority, (FGIC), 4.75%, 2/1/28(2)       $   19,882,000
     10,000        Chicago, IL, O'Hare International
                   Airport, (AMBAC), (AMT), 5.375%, 1/1/32       10,495,600
      5,000        Dallas Fort Worth, TX, International
                   Airport, (FGIC), (AMT), 5.625%, 11/1/21        5,394,250
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
---------------------------------------------------------------------------

Insured-Transportation (continued)
---------------------------------------------------------------------------
    $ 2,500        Dallas-Fort Worth, TX, International
                   Airport, (FGIC), (AMT), 5.50%, 11/1/20    $    2,683,700
      8,250        Manchester Airport, NH, (MBIA),
                   4.50%, 1/1/28                                  7,884,855
     12,000        Massachusetts Turnpike Authority,
                   (AMBAC), 5.00%, 1/1/39                        12,258,960
      7,000        Metropolitan Washington, DC, Airports
                   Authority, DRIVERS, (MBIA), (AMT),
                   9.808%, 10/12/21(2)                            8,128,120
      5,500        Ohio Turnpike Commission, (FGIC),
                   4.50%, 2/15/24                                 5,307,977
      9,000        Puerto Rico Highway and Transportation
                   Authority, (FSA), Variable Rate,
                   7/1/32(3)(4)                                  10,217,160
     50,000        San Joaquin Hills, CA, Transportation
                   Corridor Agency Toll, (MBIA),
                   0.00%, 1/15/35                                 9,802,500
     50,000        Texas Turnpike Authority, (AMBAC),
                   0.00%, 8/15/22                                18,846,000
---------------------------------------------------------------------------
                                                             $  110,901,122
---------------------------------------------------------------------------
Insured-Water and Sewer -- 3.9%
---------------------------------------------------------------------------
    $11,915        Atlanta, GA, Water and Sewer, (FGIC),
                   5.00%, 11/1/38(2)                         $   12,279,242
     13,085        Atlanta, GA, Water and Sewer, (FGIC),
                   Unrefunded Portion, 5.00%, 11/1/38(2)         14,842,185
     10,135        California Water Resources, (Central
                   Valley), (FGIC), Variable Rate,
                   12/1/28(1)(4)                                 11,156,507
     20,980        Chicago, IL, Wastewater Transmission,
                   (MBIA) , 0.00%, 1/1/26                         6,460,791
      8,550        Fulton County, GA, Water and Sewer,
                   (FGIC), 4.75%, 1/1/28                          8,576,933
     10,000        Houston, TX, Water and Sewer System,
                   (FSA), 4.75%, 12/1/24                         10,002,400
     13,515        New York City, NY, Municipal Water
                   Finance Authority, (Water and Sewer
                   System), (FGIC), 4.75%, 6/15/31               13,564,195
---------------------------------------------------------------------------
                                                             $   76,882,253
---------------------------------------------------------------------------
Nursing Home -- 4.9%
---------------------------------------------------------------------------
    $12,625        Bell County, TX, (Riverside Healthcare,
                   Inc. - Normandy Terrace), 9.00%, 4/1/23   $   10,884,391
      2,120        Collier County, FL, IDA, (Beverly
                   Enterprises), 10.75%, 3/1/03                   2,155,574
      4,665        Delaware County, PA, (Mainline -
                   Haverford Nursing and Rehabilitation
                   Centers), 9.00%, 8/1/22                        2,847,656

                       SEE NOTES TO FINANCIAL STATEMENTS

NATIONAL MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
---------------------------------------------------------------------------

Nursing Home (continued)
---------------------------------------------------------------------------
    $ 9,880        Hillsborough County, FL, IDA, (Tampa Bay
                   Retirement Center), 7.00%, 6/1/25(5)      $    5,593,364
     10,000        Indianapolis, IN, (National Benevolent
                   Association - Robin Run Village),
                   7.625%, 10/1/22                               10,206,800
      3,080        Lackawanna County, PA, IDA, (Edella
                   Street Associates), 8.875%, 9/1/14             3,100,236
      1,860        Luzerne County, PA, IDA, (River Street
                   Associates), 8.75%, 6/15/07                    1,888,774
     13,250        Massachusetts IFA, (Age Institute of
                   Massachusetts), 8.05%, 11/1/25                13,430,200
     11,710        Mississippi Business Finance Corp.,
                   (Magnolia Healthcare), 7.99%, 7/1/25          12,220,907
     11,680        Montgomery, PA, IDA, (Advancement of
                   Geriatric Health Care Institute),
                   8.375%, 7/1/23                                11,716,442
      4,675        New Jersey EDA, (Claremont Health
                   System, Inc.), 9.10%, 9/1/22                   4,822,309
      3,500        Orange County, FL, Health Facilities
                   Authority, (Westminster Community Care),
                   6.75%, 4/1/34                                  2,625,000
      4,375        Sussex County, DE, (Delaware Health
                   Corp.), 7.50%, 1/1/14                          4,462,369
      4,800        Sussex County, DE, (Delaware Health
                   Corp.), 7.60%, 1/1/24                          4,847,088
      2,330        Westmoreland, PA, (Highland Health
                   Systems, Inc.), 9.25%, 6/1/22                  2,401,904
      4,000        Wisconsin HEFA, (Wisconsin Illinois
                   Senior Housing), 7.00%, 8/1/29                 3,872,760
---------------------------------------------------------------------------
                                                             $   97,075,774
---------------------------------------------------------------------------
Other Revenue -- 4.9%
---------------------------------------------------------------------------
    $18,000        Badger Tob Asset Securitization Corp.,
                   WI, 6.375%, 6/1/32                        $   18,049,500
     16,000        Badger Tobacco Asset Securitization
                   Corp., WI, 6.125%, 6/1/27                     16,021,440
     20,000        Capital Trust Agency, FL, (Seminole
                   Tribe Convention), 10.00%, 10/1/33            20,304,000
      1,545        Knox County, TN, Industrial Development
                   Revenue (Melrose Place, Ltd.),
                   6.875%, 12/1/14                                1,481,871
     10,200        Orange County, NC, (Community Activity
                   Corp.), 8.00%, 3/1/24(5)                       4,146,300
     17,000        Tobacco Settlement Financing Corp., LA,
                   5.875%, 5/15/39                               16,097,300
     10,000        Tobacco Settlement Financing Corp., NJ,
                   5.75%, 6/1/32                                  9,928,700
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
---------------------------------------------------------------------------

Other Revenue (continued)
---------------------------------------------------------------------------
    $11,500        Tobacco Settlement Financing Corp., NJ,
                   6.00%, 6/1/37                             $   11,400,985
---------------------------------------------------------------------------
                                                             $   97,430,096
---------------------------------------------------------------------------
Senior Living / Life Care -- 7.4%
---------------------------------------------------------------------------
    $14,470        Albuquerque, NM, Retirement Facilities,
                   (La Vida Liena Retirement Center),
                   5.75%, 12/15/28                           $   12,928,222
      9,875        Albuquerque, NM, Retirement Facilities,
                   (La Vida Liena Retirement Center),
                   6.60%, 12/15/28                                9,391,026
      6,035        Arizona Health Facilities Authority,
                   (Care Institute, Inc. - Mesa),
                   7.625%, 1/1/26(9)                              4,758,779
     17,195        Bell County, TX, Health Facilities
                   Authority, (Care Institute, Inc. -
                   Texas), 9.00%, 11/1/24                        18,326,259
      3,060        Chester, PA, IDA, (Senior Life-Choice of
                   Kimberton), (AMT), 8.50%, 9/1/25               3,241,611
      4,780        Chester, PA, IDA, (Senior Life-Choice of
                   Paoli), (AMT), 8.05%, 1/1/24                   4,962,405
     11,570        De Kalb County, GA, Private Hospital
                   Authority, (Atlanta, Inc.),
                   8.50%, 3/1/25(9)                               4,551,638
      4,960        Delaware County, PA, IDA, (Glen Riddle),
                   (AMT), 8.625%, 9/1/25                          5,294,850
      8,610        Glen Cove, NY, IDA, (Regency at Glen
                   Cove), 9.50%, 7/1/12                           8,885,951
     14,575        Illinois Development Finance Authority,
                   (Care Institute, Inc. - Illinois),
                   7.80%, 6/1/25                                 15,289,904
     14,635        Louisiana HFA, (HCC Assisted Living
                   Group 1), (AMT), 9.00%, 3/1/25                15,390,312
      4,605        New Jersey EDA, (Chelsea at East
                   Brunswick), (AMT), 8.25%, 10/1/26              3,784,205
      9,345        New Jersey EDA, (Forsgate), (AMT),
                   8.625%, 6/1/25                                 6,215,920
     12,265        North Miami, FL, Health Facilities
                   Authority, (Imperial Club),
                   6.75%, 1/1/33                                 10,775,048
        800        North Miami, FL, Health Facilities
                   Authority, (Imperial Club),
                   9.00%, 1/1/12(5)                                 387,840
      4,950        Ridgeland, MS, Urban Renewal, (The
                   Orchard), 7.75%, 12/1/15                       5,152,851
      7,915        Roseville, MN, Elder Care Facility,
                   (Care Institute, Inc. - Roseville),
                   7.75%, 11/1/23(5)                              6,500,669
     12,140        St. Paul, MN, Housing and Redevelopment,
                   (Care Institute, Inc. - Highland),
                   8.75%, 11/1/24                                11,184,339
---------------------------------------------------------------------------
                                                             $  147,021,829
---------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

NATIONAL MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
---------------------------------------------------------------------------
Special Tax Revenue -- 0.4%
---------------------------------------------------------------------------
    $ 3,000        Tri-County, OR, Metropolitan
                   Transportation District, Variable Rate,
                   8/1/19(3)(4)                              $    3,316,950
      4,865        University Square, FL, Community
                   Development District, 6.75%, 5/1/20            5,078,525
---------------------------------------------------------------------------
                                                             $    8,395,475
---------------------------------------------------------------------------
Transportation -- 2.0%
---------------------------------------------------------------------------
    $ 5,750        Connector 2000 Association, Inc., SC,
                   Bridge & Toll Road, (Southern
                   Connector), 5.25%, 1/1/23                 $    3,389,683
      4,735        Denver, CO, City and County Airport,
                   (AMT), 7.50%, 11/15/23                         5,234,779
      8,550        Metropolitan Transportation Authority,
                   NY, 5.125%, 11/15/31                           8,892,086
     21,615        Triborough Bridge and Tunnel Authority,
                   NY, 5.00%, 11/15/27(7)                        22,387,088
---------------------------------------------------------------------------
                                                             $   39,903,636
---------------------------------------------------------------------------
Water and Sewer -- 1.2%
---------------------------------------------------------------------------
    $ 5,480        California Water Resources, (Central
                   Valley), Variable Rate, 12/1/24(3)(4)     $    6,583,343
      4,200        Metropolitan Water District, CA,
                   (Southern California Waterworks),
                   Variable Rate, 1/1/18(3)(4)                    4,629,324
      9,400        Metropolitan Water District, CA,
                   (Southern California Waterworks),
                   Variable Rate, 7/1/27(1)(4)                    9,976,502
      2,870        New York City, NY, Municipal Water
                   Finance Authority, (Water and Sewer
                   System), 5.00%, 6/15/20                        3,036,087
---------------------------------------------------------------------------
                                                             $   24,225,256
---------------------------------------------------------------------------
Total Tax-Exempt Investments
   (identified cost $1,836,262,984)                          $1,964,003,628
---------------------------------------------------------------------------

COMMON STOCKS -- 0.6%

SECURITY                                  SHARES    VALUE
------------------------------------------------------------------
Coal -- 0.6%
------------------------------------------------------------------
Horizon Natural Resources Company         972,382   $   12,631,242
------------------------------------------------------------------
                                                    $   12,631,242
------------------------------------------------------------------
Total Common Stocks
   (identified cost $19,172,411)                    $   12,631,242
------------------------------------------------------------------
Total Investments -- 99.4%
   (identified cost $1,855,435,395)                 $1,976,634,870
------------------------------------------------------------------
Other Assets, Less Liabilities -- 0.6%              $   12,433,215
------------------------------------------------------------------
Net Assets-- 100.0%                                 $1,989,068,085
------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 At September 30, 2002, the concentration of the Portfolio's investments in the various states, determined as a percentage of net assets, is as follows:

     Illinois                                                10.0%
     Others, representing less than 10% individually           88.7%

 The Portfolio invests primarily in debt securities issued by municipali-ties. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2002, 26.1% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 4.9% to 7.5% of total investments.
 (1)  Security has been issued as a leveraged inverse floater bond.
 (2) Security (or a portion thereof) has been segregated to cover when-issued securities.
 (3)  Security has been issued as an inverse floater bond.
 (4) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (5)  Non-income producing security.
 (6)  Security is subject to a shortfall and forebearance agreement (Note 7).
 (7)  When-issued security.
 (8) Security (or a portion thereof) has been segregated as collateral in connection with the shortfall and forebearance agreement.
 (9)  The Portfolio is accruing only partial interest on this security.

                       SEE NOTES TO FINANCIAL STATEMENTS

NATIONAL MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2002

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF SEPTEMBER 30, 2002
Assets
--------------------------------------------------------
Investments, at value
   (identified cost, $1,855,435,395)      $1,976,634,870
Cash                                          53,264,427
Receivable for investments sold               10,789,793
Interest receivable                           34,131,167
Prepaid expenses                                 179,697
--------------------------------------------------------
TOTAL ASSETS                              $2,074,999,954
--------------------------------------------------------

Liabilities
--------------------------------------------------------
Payable for open swap contracts           $    2,956,720
Shortfall and forebearance agreement           2,760,345
Payable for when-issued securities            80,161,765
Accrued expenses                                  53,039
--------------------------------------------------------
TOTAL LIABILITIES                         $   85,931,869
--------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $1,989,068,085
--------------------------------------------------------

Sources of Net Assets
--------------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $1,873,585,675
Net unrealized appreciation (computed on
   the basis of identified cost)             115,482,410
--------------------------------------------------------
TOTAL                                     $1,989,068,085
--------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
SEPTEMBER 30, 2002
Investment Income
------------------------------------------------------
Interest                                  $131,415,677
------------------------------------------------------
TOTAL INVESTMENT INCOME                   $131,415,677
------------------------------------------------------

Expenses
------------------------------------------------------
Investment adviser fee                    $  8,412,147
Trustees' fees and expenses                     32,763
Legal and accounting services                  247,786
Custodian fee                                  328,571
Miscellaneous                                   83,705
------------------------------------------------------
TOTAL EXPENSES                            $  9,104,972
------------------------------------------------------
Deduct --
   Reduction of custodian fee             $    241,882
------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                  $    241,882
------------------------------------------------------

NET EXPENSES                              $  8,863,090
------------------------------------------------------

NET INVESTMENT INCOME                     $122,552,587
------------------------------------------------------

Realized and Unrealized
Gain (Loss)
------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $  2,396,086
   Financial futures contracts               3,358,531
   Interest rate swap contracts               (229,274)
------------------------------------------------------
NET REALIZED GAIN                         $  5,525,343
------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $ 60,073,114
   Financial futures contracts                  96,749
   Shortfall and forebearance agreement     (2,760,345)
   Interest rate swap contracts             (2,103,692)
------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $ 55,305,826
------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN          $ 60,831,169
------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $183,383,756
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

NATIONAL MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED          YEAR ENDED
IN NET ASSETS                             SEPTEMBER 30, 2002  SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
From operations --
   Net investment income                  $      122,552,587  $      113,065,174
   Net realized gain (loss)                        5,525,343          (5,493,377)
   Net change in unrealized appreciation
      (depreciation)                              55,305,826          59,430,410
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $      183,383,756  $      167,002,207
--------------------------------------------------------------------------------
Capital transactions --
   Contributions                          $      332,287,220  $      257,174,032
   Withdrawals                                  (373,630,620)       (347,133,799)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM CAPITAL
   TRANSACTIONS                           $      (41,343,400) $      (89,959,767)
--------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $      142,040,356  $       77,042,440
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
At beginning of year                      $    1,847,027,729  $    1,769,985,289
--------------------------------------------------------------------------------
AT END OF YEAR                            $    1,989,068,085  $    1,847,027,729
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

NATIONAL MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2002

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                            YEAR ENDED SEPTEMBER 30,
                                  -----------------------------------------------------------------------------
                                       2002(1)            2001           2000           1999           1998
---------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                                0.49%             0.48%          0.48%          0.45%          0.45%
   Expenses after custodian
      fee reduction                        0.48%             0.47%          0.47%          0.43%          0.43%
   Net investment income                   6.64%             6.25%          6.37%          5.92%          5.93%
Portfolio Turnover                           32%               20%            41%            60%            28%
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                           10.18%               --             --             --             --
---------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                          $1,989,068        $1,847,028     $1,769,985     $2,125,545     $2,340,125
---------------------------------------------------------------------------------------------------------------

 (1) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended September 30, 2002 was to increase the ratio of net investment income to average net assets from 6.60% to 6.63%. Ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
 (2) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

NATIONAL MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2002

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   National Municipals Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuation -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on the commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Interest rate swaps are normally valued on the basis of calculations furnished by a broker. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium and discount. Effective October 1, 2001, the Portfolio adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on fixed-income securities using the interest method of amortization. Prior to October 1, 2001, the Portfolio amortized premiums on fixed-income securities using the proportional method of amortization. The cumulative effect of this accounting change had no impact on the Portfolio's net assets but resulted in a $6,029,144 reduction in the cost of securities and a corresponding $6,029,144 increase in net unrealized appreciation, based on securities held by the Portfolio on September 30, 2001.

   The effect of this change for the year ended September 30, 2002 was an increase in net investment income of $628,029, a decrease of net realized gain of $17,513 and a decrease in net unrealized appreciation of $610,516.

 C Federal Taxes -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolio on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to the Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item for investors.

 D Financial Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed for both hedging against anticipated future changes in interest rates and investment purposes. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

 E Interest Rate Swaps -- The Portfolio may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities. Pursuant to the agreement, the Portfolio makes bi-annual payments at a fixed interest rate. In exchange, the Portfolio receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. However, the

NATIONAL MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   Portfolio does not anticipate non-performance by the counterparty. Risk may also rise from the unanticipated movements in value of interest rates.

 F Options on Financial Futures Contracts -- Upon the purchase of a put option on a financial futures contract by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing put options is limited to the premium originally paid.

 G Legal Fees -- Legal fees and other related expenses incurred as part of negotiations of the terms and requirements of capital infusions, or that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

 H When-issued and Delayed Delivery Transactions -- The Portfolio may engage in when-issued and delayed delivery transactions. The Portfolio records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

 I Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 J Other -- Investment transactions are accounted for on a trade date basis.
   Realized gains and losses are computed based on the specific identification of the securities sold.
 K Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses on the Statement of Operations.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended September 30, 2002, the fee was equivalent to 0.45% of the Portfolio's average daily net assets for such period and amounted to $8,412,147. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 2002, no significant amounts have been deferred.

   Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Investments
-------------------------------------------
   Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $672,018,200 and $578,181,301, respectively, for the year ended September 30, 2002.

4 Federal Income Tax Basis of Unrealized Appreciation (Depreciation)
-------------------------------------------
   The cost and unrealized appreciation/depreciation in the value of the investments owned at September 30, 2002, as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $ 1,851,021,276
    ---------------------------------------------------------
    Gross unrealized appreciation             $   236,394,126
    Gross unrealized depreciation                (110,780,532)
    ---------------------------------------------------------
    NET UNREALIZED APPRECIATION               $   125,613,594
    ---------------------------------------------------------

NATIONAL MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

5 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended September 30, 2002.

6 Financial Instruments
-------------------------------------------
   The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and interest rate swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

   The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

   At September 30, 2002, the Portfolio had entered into an interest rate swap agreement with JPMorgan Chase Bank whereby the Portfolio makes bi-annual payments at a rate equal to 5.784% on the notional amount of $30,000,000. In exchange, the Portfolio receives payments at a rate equal to the USD-Libor British Bankers Association on the same notional amount. The value of the contract, that terminates November 1, 2002, is recorded as a payable for open swap contracts of $2,956,720 on September 30, 2002.

7 Shortfall and Forebearance Agreement
-------------------------------------------
   The Portfolio regularly trades in securities commonly known as inverse floater bonds. Inverse floaters are bonds with a coupon rate of interest that varies inversely with changes in specified general interest rate levels or indexes (for example, LIBOR). The inverse floater bonds are issued by a Trust through a securitization process. In addition to the inverse floater or residual interest bond (RIBs), the Trust also issues floating rate securities whose interest rate is established periodically through an auction market process. The sponsor of the Trust provides a liquidity feature for the floating rate bonds that guarantees the principal of the floating rate bond issued.

   During the year the Portfolio entered into a shortfall and forebearance agreement with the Sponsor of a Trust issuing one of the inverse floater bonds held by the Portfolio. The agreement commits the Portfolio to reimburse the Sponsor, upon the termination of the Trust, for an amount equal to the difference between the liquidation value of the underlying bond held by the Trust and the principal amount due to the floating rate holders. The value of the agreement at September 30, 2002 of $2,760,345 represents the potential amount due to the Sponsor based on the value of the underlying bond as of that date.

NATIONAL MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2002

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF NATIONAL MUNICIPALS PORTFOLIO
---------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of National Municipals Portfolio as of September 30, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 2002 and 2001 and the supplementary data for each of the years in the five-year period ended September 30, 2002. These financial statements and supplementary data are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of September 30, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auding procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of National Municipals Portfolio at September 30, 2002, the results of its operations, the changes in its net assets, and its supplementary data for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 8, 2002

EATON VANCE NATIONAL MUNICIPALS FUND AS OF SEPTEMBER 30, 2002

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Municipals Trust (the Trust), and National Municipals Portfolio (the Portfolio), are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts, 02109.

INTERESTED TRUSTEE(S)

                           POSITION(S)        TERM OF
         NAME               WITH THE        OFFICE AND                                                 NUMBER OF PORTFOLIOS
       AND DATE             TRUST AND        LENGTH OF              PRINCIPAL OCCUPATION(S)               IN FUND COMPLEX
       OF BIRTH             PORTFOLIO         SERVICE                DURING PAST FIVE YEARS           OVERSEEN BY TRUSTEE(1)
-----------------------------------------------------------------------------------------------------------------------------
Jessica M. Bibliowicz    Trustee          Since 1998        President and Chief Executive Officer of                 185
11/28/59                                                    National Financial Partners (financial
                                                            services company) (since April 1999).
                                                            President and Chief Operating Officer of
                                                            John A. Levin & Co. (registered
                                                            investment adviser) (July 1997 to
                                                            April 1999) and a Director of Baker,
                                                            Fentress & Company, which owns John A.
                                                            Levin & Co. (July 1997 to April 1999).
                                                            Ms. Bibliowicz is an interested person
                                                            because of her affiliation with a
                                                            brokerage firm.
James B. Hawkes          Vice President   Vice President    Chairman, President and Chief Executive                  190
11/9/41                  and Trustee      and Trustee of    Officer of BMR, EVM and their corporate
                                          the Trust since   parent and trustee, Eaton Vance Corp.
                                          1985; Trustee     (EVC), and Eaton Vance, Inc. (EV),
                                          of the            respectively. Director of EV; Vice
                                          Portfolio since   President and Director of EVD. Trustee
                                          1992 and Vice     and/or officer of 190 investment
                                          President of      companies in the Eaton Vance Fund
                                          the Portfolio     Complex. Mr. Hawkes is an interested
                                          since 1993        person because of his positions with
                                                            BMR, EVM and EVC, which are affiliates
                                                            of the Trust and the Portfolio.


         NAME
       AND DATE                    OTHER DIRECTORSHIPS
       OF BIRTH                            HELD
-----------------------
Jessica M. Bibliowicz                      None
11/28/59
James B. Hawkes                      Director of EVC
11/9/41

NONINTERESTED TRUSTEE(S)

                           POSITION(S)        TERM OF
         NAME               WITH THE        OFFICE AND                                                 NUMBER OF PORTFOLIOS
       AND DATE             TRUST AND        LENGTH OF              PRINCIPAL OCCUPATION(S)               IN FUND COMPLEX
       OF BIRTH             PORTFOLIO         SERVICE                DURING PAST FIVE YEARS           OVERSEEN BY TRUSTEE(1)
-----------------------------------------------------------------------------------------------------------------------------
Donald R. Dwight         Trustee          Trustee of the    President of Dwight Partners, Inc.                       190
3/26/31                                   Trust since       (corporate relations and communications
                                          1986; of the      company).
                                          Portfolio since
                                          1992
Samuel L. Hayes, III     Trustee          Trustee of the    Jacob H. Schiff Professor of Investment                  190
2/23/35                                   Trust since       Banking Emeritus, Harvard University
                                          1986; of the      Graduate School of Business
                                          Portfolio since   Administration.
                                          1992


         NAME
       AND DATE                    OTHER DIRECTORSHIPS
       OF BIRTH                            HELD
-----------------------
Donald R. Dwight         Trustee/Director of the Royce Funds
3/26/31                  (mutual funds) consisting of 17
                         portfolios
Samuel L. Hayes, III     Director of Tiffany & Co. (specialty
2/23/35                  retailer) and Director of Telect, Inc.
                         (telecommunication services company)

 (1)  Includes both master and feeder funds in a master-feeder structure.

EATON VANCE NATIONAL MUNICIPALS FUND AS OF SEPTEMBER 30, 2002

MANAGEMENT AND ORGANIZATION CONT'D

                           POSITION(S)        TERM OF
         NAME               WITH THE        OFFICE AND                                                 NUMBER OF PORTFOLIOS
       AND DATE             TRUST AND        LENGTH OF              PRINCIPAL OCCUPATION(S)               IN FUND COMPLEX
       OF BIRTH             PORTFOLIO         SERVICE                DURING PAST FIVE YEARS           OVERSEEN BY TRUSTEE(1)
-----------------------------------------------------------------------------------------------------------------------------
Norton H. Reamer         Trustee          Trustee of the    President, Unicorn Corporation (an                       190
9/21/35                                   Trust since       investment and financial advisory
                                          1985; of the      services company) (since
                                          Portfolio since   September 2000). Chairman, Hellman,
                                          1992              Jordan Management Co., Inc. (an
                                                            investment management company) (since
                                                            November 2000). Advisory Director,
                                                            Berkshire Capital Corporation
                                                            (investment banking firm) (since
                                                            June 2002). Formerly, Chairman of the
                                                            Board, United Asset Management
                                                            Corporation (a holding company owning
                                                            institutional investment management
                                                            firms) and Chairman, President and
                                                            Director, UAM Funds (mutual funds).
Lynn A. Stout            Trustee          Since 1998        Professor of Law, University of                          185
9/14/57                                                     California at Los Angeles School of Law
                                                            (since July 2001). Formerly, Professor
                                                            of Law, Georgetown University Law
                                                            Center.
Jack L. Treynor          Trustee          Trustee of the    Investment Adviser and Consultant.                       170
2/21/30                                   Trust since
                                          1985; of the
                                          Portfolio since
                                          1992


         NAME
       AND DATE                    OTHER DIRECTORSHIPS
       OF BIRTH                            HELD
-----------------------
Norton H. Reamer                           None
9/21/35
Lynn A. Stout                              None
9/14/57
Jack L. Treynor                            None
2/21/30

 (1)  Includes both master and feeder funds in a master-feeder structure.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                     POSITION(S)                     TERM OF
         NAME                         WITH THE                      OFFICE AND
       AND DATE                       TRUST AND                     LENGTH OF                  PRINCIPAL OCCUPATION(S)
       OF BIRTH                       PORTFOLIO                      SERVICE                    DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
Thomas J. Fetter         President                            Since 1993               Vice President of EVM and BMR. Officer
8/20/43                                                                                of 126 investment companies managed by
                                                                                       EVM or BMR.
Robert B. MacIntosh      Vice President                       Since 1993               Vice President of EVM and BMR. Officer
1/22/57                                                                                of 125 investment companies managed by
                                                                                       EVM or BMR.
Thomas M. Metzold        Vice President of the Portfolio      Since 1995               Vice President of EVM and BMR. Officer
8/5/58                                                                                 of 9 investment companies managed by EVM
                                                                                       or BMR.
Alan R. Dynner           Secretary                            Since 1997               Vice President, Secretary and Chief
10/10/40                                                                               Legal Officer of BMR, EVM, EVD and EVC.
                                                                                       Officer of 190 investment companies
                                                                                       managed by EVM or BMR.
Barbara E. Campbell      Treasurer of the Portfolio           Since 2002               Vice President of EVM and BMR. Officer
6/19/57                                                                                of 190 investment companies managed by
                                                                                       EVM or BMR.
James L. O'Connor        Treasurer of the Trust               Since 1989               Vice President of BMR, EVM and EVD.
4/1/45                                                                                 Officer of 112 investment companies
                                                                                       managed by EVM or BMR.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

INVESTMENT ADVISER OF NATIONAL MUNICIPALS PORTFOLIO
BOSTON MANAGEMENT AND RESEARCH
The Eaton Vance Building
255 State Street
Boston, MA 02109


ADMINISTRATOR OF EATON VANCE NATIONAL MUNICIPALS FUND
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109


PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260


CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116


TRANSFER AGENT
PFPC INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122


INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
200 Berkeley Street
Boston, MA 02116-5022

--------------------------------------------------------------------------------

                               EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE

    The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:


    - Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.


    - None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).


    - Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.


                           For more information about
               Eaton Vance's privacy policies, call 1-800-262-1122

--------------------------------------------------------------------------------



EATON VANCE MUNICIPALS TRUST
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109

--------------------------------------------------------------------------------
   This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------
448-11/02                                                                  HMSRC